Exhibit 99.1

SmileDirectClub, Inc. Announces Proposed Convertible Senior Notes Offering

NASHVILLE, Tenn., February 4, 2021- SmileDirectClub, Inc. (“SmileDirectClub”) (NASDAQ: SDC) today announced its intention to offer, subject to market and other conditions, $350,000,000 aggregate principal amount of convertible senior notes due 2026 (the “notes”) in a private offering that is exempt from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”) to persons reasonably believed to be qualified institutional buyers pursuant to Rule 144A under the Securities Act. SmileDirectClub also expects to grant the initial purchasers of the notes an option to purchase, for settlement within a period of 13 days from, and including, the date notes are first issued, up to an additional $52,500,000 principal amount of notes.

The notes will be senior, unsecured obligations of SmileDirectClub, will accrue interest payable semi-annually in arrears and will mature on February 1, 2026, unless earlier repurchased, redeemed or converted. Noteholders will have the right to convert their notes in certain circumstances and during specified periods. SmileDirectClub will settle conversions by paying or delivering, as applicable, cash, shares of its Class A common stock or a combination of cash and shares of its Class A common stock, at SmileDirectClub’s election. The notes will be redeemable, in whole or in part, for cash at SmileDirectClub’s option at any time, and from time to time, on or after February 6, 2024 and on or before the 40th scheduled trading day immediately before the maturity date, but only if the last reported sale price per share of SmileDirectClub’s Class A common stock exceeds 130% of the conversion price for a specified period of time. The redemption price will be equal to the principal amount of the notes to be redeemed, plus accrued and unpaid interest, if any, to, but excluding, the redemption date. The interest rate, initial conversion rate and other terms of the notes will be determined at the pricing of the offering.

SmileDirectClub intends to use a portion of the net proceeds from the offering to fund the cost of entering into the capped call transactions described below. SmileDirectClub intends to use the remainder of the net proceeds from the offering for general corporate purposes, which may include repaying amounts due under our existing credit facilities. If the initial purchasers exercise their option to purchase additional notes, then SmileDirectClub intends to use a portion of the additional net proceeds to fund the cost of entering into additional capped call transactions as described below.

In connection with the pricing of the notes, SmileDirectClub expects to enter into privately negotiated capped call transactions with one or more of the initial purchasers of the notes and/or their respective affiliates and/or other financial institutions (in this capacity, the “option counterparties”). The capped call transactions will cover, subject to anti-dilution adjustments substantially similar to those applicable to the notes, the number of shares of SmileDirectClub’s Class A common stock that will initially underlie the notes. The capped call transactions are expected generally to reduce the potential dilution to SmileDirectClub’s Class A common stock upon any conversion of notes and/or offset any potential cash payments SmileDirectClub is required to make in excess of the principal amount of converted notes, as the case may be, with such offset subject to a cap.

SmileDirectClub expects that, in connection with establishing their initial hedge of the capped call transactions, the option counterparties or their respective affiliates expect to purchase shares of SmileDirectClub’s Class A common stock and/or enter into various derivative transactions with respect to SmileDirectClub’s Class A common stock concurrently with, or shortly after, the pricing of the notes, including potentially with certain investors in the notes. These activities could increase (or reduce the size of any decrease in) the market price of the Class A common stock or the notes at that time. In addition, the option counterparties or their respective affiliates may modify their hedge positions by entering into or unwinding various derivatives with respect to SmileDirectClub’s Class A common stock and/or purchasing or selling shares of Class A common stock or other securities of SmileDirectClub in secondary market transactions following the pricing of the notes and from time to time prior to the maturity of the notes (and are likely to do so following any conversion of the notes, any repurchase of the notes by SmileDirectClub on any fundamental change repurchase date, any redemption date or any other date on which the notes are retired by SmileDirectClub, in each case if we exercise our option to terminate the relevant portion of the capped call transactions where such termination is at our option ). This activity could also cause or avoid an increase or a decrease in the market price of the Class A common stock or the notes, which could affect the ability of noteholders to convert the notes and, to the extent the activity occurs during any observation period related to a conversion of the notes, could affect the number of shares of SmileDirectClub’s Class A common stock and value of the consideration that noteholders will receive upon conversion of the notes.

The offer and sale of the notes and any shares of Class A common stock issuable upon conversion of the notes have not been, and will not be, registered under the Securities Act or any other securities laws, and the notes and any such shares cannot be offered or sold except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and any other applicable securities laws. This press release does not constitute an offer to sell, or the solicitation of an offer to buy, the notes or any shares of common stock issuable upon conversion of the notes, nor will there be any sale of the notes or any such shares, in any state or other jurisdiction in which such offer, sale or solicitation would be unlawful.

Forward-Looking Statements

This press release contains forward-looking statements. All statements other than statements of historical facts may be forward-looking statements. Forward-looking statements generally relate to future events and include, without limitation, projections, forecasts and estimates about possible or assumed future results of our business, financial condition, liquidity, results of operations, plans, and objectives. Some of these statements may include words such as “expects,” “anticipates,” “believes,” “estimates,” “targets,” “plans,” “potential,” “intends,” “projects,” and “indicates.”

Although they reflect our current, good faith expectations, these forward-looking statements are not a guarantee of future performance, and involve a number of risks, uncertainties, estimates, and assumptions, which are difficult to predict. Some of the factors that may cause actual outcomes and results to differ materially from those expressed in, or implied by, the forward-looking statements include, but are not necessarily limited to: the duration and magnitude of the COVID-19 pandemic and related containment measures; our management of growth; the execution of our business strategies, implementation of new initiatives, and improved efficiency; our sales and marketing efforts; our manufacturing capacity, performance, and cost; our ability to obtain future regulatory approvals; our financial estimates and needs for additional financing; consumer acceptance of and competition for our clear aligners; our relationships with retail partners and insurance carriers; our R&D, commercialization, and other activities and expenditures; the methodologies, models, assumptions, and estimates we use to prepare our financial statements, make business decisions, and manage risks; laws and regulations governing remote healthcare and the practice of dentistry; our relationships with vendors; the security of our operating systems and infrastructure; our risk management framework; our cash and capital needs; our intellectual property position; our exposure to claims and legal proceedings; and other factors described in our filings with the Securities and Exchange Commission, including but not limited to our Annual Report on Form 10-K for the year ended December 31, 2019 and our Quarterly Report on Form 10-Q for the quarter ended September 30, 2020.

New risks and uncertainties arise over time, and it is not possible for us to predict all such factors or how they may affect us. You should not place undue reliance on forward-looking statements, which speak only as of the date they are made. We are under no duty to update any of these forward-looking statements after the date of this press release to conform these statements to actual results or revised expectations. You should, therefore, not rely on these forward-looking statements as representing our views as of any date subsequent to the date of this press release.

About SmileDirectClub

SmileDirectClub, Inc. (Nasdaq: SDC) is an oral care company and creator of the first medtech platform for teeth straightening. Through its cutting-edge telehealth technology and vertically integrated model, SmileDirectClub is revolutionizing the oral care industry, from clear aligner therapy to its affordable, premium oral care products line. SmileDirectClub’s mission is to democratize access to a smile each and every person loves by making it affordable and convenient for everyone. SmileDirectClub is headquartered in Nashville, Tennessee and operates in the U.S., Canada, Australia, New Zealand, United Kingdom, Ireland, Germany, Austria, Hong Kong, Singapore and Spain. For more information, please visit SmileDirectClub.com.

Contact:

Investor Relations: investorrelations@smiledirectclub.com

Media Relations: press@smiledirectclub.com